UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  September 14, 2020

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
4.872% Corporate Units	NEE.PRO	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

On September 14, 2020, NextEra Energy, Inc. (NEE) announced that Ms. Rebecca Kujawa, executive vice president, finance and chief financial officer NEE, is scheduled to participate at a financial conference at 7 a.m. ET on September 15, 2020 where she will be discussing, among other things, that based on the ongoing strength of the renewables development environment and the continued execution across all of its businesses, NEE is increasing its financial expectations for 2021 and 2022 and is extending its longer-term growth outlook to 2023. For 2021, NEE is increasing its financial expectations ranges by $0.20 and now expects adjusted earnings per share to be in the range of $9.60 to $10.15. For 2022 and 2023, NEE expects to grow adjusted earnings per share 6% to 8%, off the expected increased 2021 adjusted earnings per share.
The adjusted earnings expectations exclude the cumulative effect of adopting new accounting standards; the effects of non-qualifying hedges and unrealized gains and losses on equity securities held in NextEra Energy Resources, LLC’s (NEER) nuclear decommissioning funds and other than temporary impairments, none of which can be determined at this time. Adjusted earnings expectations also exclude the effects of NextEra Energy Partners, LP net investment gains; gains on disposal of a business; differential membership interests-related; and acquisition-related expenses. In addition, adjusted earnings expectations assume, among other things, normal weather and operating conditions; supportive commodity markets; current forward curves; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; market demand for pipeline capacity; access to capital at reasonable cost and terms; no divestitures other than to NextEra Energy Partners, LP or acquisitions; no adverse litigation decisions; and no changes to governmental tax policy or incentives. Please see the accompanying cautionary statements for a list of the risk factors that may affect future results.
Investors and other interested parties can access a copy of the meeting materials at www.NextEraEnergy.com/investors.

Cautionary Statements and Risk Factors That May Affect Future Results
This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NEE and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NEE's and FPL's control. Forward-looking statements in this Form 8-K include, among others, statements concerning adjusted earnings per share expectations and future operating performance, statements concerning future dividends, and results of acquisitions. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NEE and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this Form 8-K and the following: effects of extensive regulation of NEE's and FPL's business operations; inability of NEE and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NEE and FPL; disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects of NEER and its affiliated entities or the imposition of additional tax laws, policies or assessments on renewable energy; impact of new or revised laws, regulations, interpretations or ballot or regulatory initiatives on NEE and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NEE and FPL; effects on NEE and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NEE and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations and businesses; effect on NEE and FPL of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NEE and FPL of adverse results of litigation; effect on NEE and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NEE and FPL resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities, retail gas distribution system in Florida and other facilities; effect on NEE and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NEE and FPL of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from terrorism, cyberattacks or other attempts to disrupt NEE's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NEE and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NEER’ gas infrastructure business and cause NEER to delay or cancel certain gas infrastructure projects and could result in certain projects becoming impaired; risk to NEER of increased operating costs resulting from unfavorable supply costs necessary to provide NEER’s full energy and capacity requirement services; inability or failure by NEER to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NEE's ability to manage operational risks; effectiveness of NEE's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by NEE, including FPL; exposure of NEE and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NEE or FPL counterparties to perform under derivative contracts or of requirement for NEE or FPL to post margin cash collateral under derivative contracts; failure or breach of NEE's or FPL's information technology systems; risks to NEE and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability of NEE and FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; occurrence of work strikes or stoppages and increasing personnel costs; NEE's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NEER’s and FPL's ownership and operation of nuclear generation facilities; liability of NEE and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities of NEE or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NEER's or FPL's owned nuclear generation units through the end of their respective operating licenses; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NEE's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NEE, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NEE's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NEE's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NEE's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NEE's investments; effect of inability of NEE subsidiaries to pay upstream dividends or repay funds to NEE or of NEE's performance under guarantees of subsidiary obligations on NEE's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NEE's common stock, as well as the dividend policy approved by NEE's board of directors from time to time, and changes to that policy, are within the sole discretion of NEE's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; NEP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NEE’s limited partner interest in NextEra Energy Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NEE's common stock; and the ultimate severity and duration of the coronavirus pandemic and its effects on NEE’s or FPL’s businesses. NEE and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2019 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NEE and FPL undertake no obligation to update any forward-looking statements.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 14, 2020, NEE's board of directors approved a four-for-one split of NEE common stock, which is intended to make stock ownership more accessible to a broader base of investors. Each NEE shareholder of record at the close of business on October 19, 2020, will receive three additional shares of common stock for each then-held share, to be distributed on October 26, 2020. Trading will begin on a stock split-adjusted basis on October 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 14, 2020

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel